                                                                    EXHIBIT 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ------------------------------

                                    FORM T-1

  STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF
               1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                 TRUSTEE PURSUANT TO SECTION 305(b)(2)_________

                       ------------------------------

                       U.S. TRUST COMPANY OF TEXAS, N.A.
              (Exact name of trustee as specified in its charter)


                                                         75-2353745
       (State of incorporation                        (I.R.S. employer
       if not a national bank)                        identification No.)

       2001 Ross Ave, Suite 2700                            75201
       Dallas, Texas                                     (Zip Code)
       (Address of trustee's
       principal executive offices)


                               Compliance Officer
                       U.S. Trust Company of Texas, N.A.
                           2001 Ross Ave, Suite 2700
                              Dallas, Texas  75201
                                 (214) 754-1200
           (Name, address and telephone number of agent for service)

                       ------------------------------

                           Dailey International, Inc.
              (Exact name of obligor as specified in its charter)


                  Delaware                              76-0503351
       (State or other jurisdiction of               (I.R.S. employer
       incorporation or organization)               identification No.)

       2507 North Frazier
       Conroe, Texas                                      77305
       (Address of principal executive offices)         (Zip Code)

                       ------------------------------

                           9.5% Senior Notes due 2008
                      (Title of the indenture securities)

================================================================================

                                    GENERAL

1.     General Information.

       Furnish the following information as to the Trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

                  Federal Reserve Bank of Dallas (11th District), Dallas, Texas
                            (Board of Governors of the Federal Reserve System)
                  Federal Deposit Insurance Corporation, Dallas, Texas
                  The Office of the Comptroller of the Currency, Dallas, Texas

       (b)    Whether it is authorized to exercise corporate trust powers.

                  The Trustee is authorized to exercise corporate trust powers.

2.     Affiliations with Obligor and Underwriters.

       If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

       None.

3.     Voting Securities of the Trustee.

       Furnish the following information as to each class of voting securities of the Trustee:

                            As of February 24, 1998
--------------------------------------------------------------------------------

           Col A.                                            Col B.
--------------------------------------------------------------------------------


       Title of Class                                   Amount Outstanding
--------------------------------------------------------------------------------

       Capital Stock - par value $100 per share           5,000 shares

4.     Trusteeships under Other Indentures.

       Not Applicable

5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

       Not Applicable

6.     Voting Securities of the Trustee Owned by the Obligor or its Officials.

       Not Applicable

7.     Voting Securities of the Trustee Owned by Underwriters or their
       Officials.

       Not Applicable

8.     Securities of the Obligor Owned or Held by the Trustee.

       Not Applicable

9.     Securities of Underwriters Owned or Held by the Trustee.

       Not Applicable

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

       Not Applicable

11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

       Not Applicable

12.    Indebtedness of the Obligor to the Trustee.

       Not Applicable

13.    Defaults by the Obligor.

       Not Applicable

14.    Affiliations with the Underwriters.

       Not Applicable

15.    Foreign Trustee.

       Not Applicable

16.    List of Exhibits.

       T-1.1  -      A copy of the Articles of Association of U.S. Trust
                     Company of Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement,
                     Registration No. 22-21897.

16.    (con't.)

       T-1.2  -      A copy of the certificate of authority of the Trustee to
                     commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration
                     No. 22-21897.

       T-1.3  -      A copy of the authorization of the Trustee to exercise
                     corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement,
                     Registration No. 22-21897.

       T-1.4  -      A copy of the By-laws of the U.S. Trust Company of Texas,
                     N.A., as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement,
                     Registration No. 22-21897.

       T-1.6  -      The consent of the Trustee required by Section 321(b) of
                     the Trust Indenture Act of 1939.

       T-1.7  -      A copy of the latest report of condition of the Trustee
                     published pursuant to law or the requirements of its supervising or examining authority.


                                      NOTE

As of February 24, 1998 the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of February 24, 1998 U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation. U.S. Trust Corporation had outstanding 18,955,454 shares of $5 par value Common Stock as of February 24, 1998.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10 and 11 refers to each of U.S Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

In as much as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11, the answers to said Items are based upon incomplete information. Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.

                            --------------------

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 24th day of February, 1998.


                                             U.S. Trust Company
                                             of Texas, N.A., Trustee



                                             By:  /s/ BILL BARBER
                                                  -------------------------
                                                  Bill Barber
                                                  Vice President

                                                                   Exhibit T-1.6



                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of Dailey International, Inc. 9.5% Senior Notes Due 2008, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.




                                           U.S. Trust Company of Texas, N.A.



                                           By:    /s/BILL BARBER
                                              --------------------------------
                                                  Bill Barber
                                                  Vice President

                                                              Board of Governors of the Federal Reserve System
                                                              OMB Number:  7100-0036
                                                              Federal Deposit Insurance Corporation
                                                              OMB Number:  3064-0052
                                                              Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council            OMB Number:  1557-0081
                                                              Expires March 31, 2000

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                                                              Please Refer to Page i,           (1)
(LOGO)                                                        Table of Contents, for
                                                              the required disclosure
                                                              of estimated burden

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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH
DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF LESS THAN $100
MILLION  - -  FFIEC  034
                                                                                       (970331)
                                                                                      ----------
REPORT AT THE CLOSE OF BUSINESS September  30,1997                                   (RCRI 9999)

This report is required by law:  12 U.S.C. Section 324         This report form is to be filed by banks with domestic
(State member banks); 12 U.S. c. Section 1817 (State           offices only.  Banks with branches and consolidated
nonmember banks); and 12 U.S. C. Section 161 (National         subsidiaries in U.S. territories and possessions, Edge or
banks).                                                        Agreement subsidiaries, foreign branches, consolidated
                                                               foreign subsidiaries, or International Banking Facilities
                                                               must file FFIEC 031.

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NOTE:  The Reports of Condition and Income must be signed by   The Reports of Condition and Income are to be prepared in
an authorized officer and the Report of Condition must be      accordance with Federal regulatory authority
attested to by not less than two directors (trustees) for      instructions.  NOTE:  these instructions may in some
State nonmember banks and three directors for State member     cases differ from generally accepted accounting
and National Banks.                                            principles.

I,      Alfred B. Childs, SVP & Cashier                        We, the undersigned directors (trustees), attest to the
   Name and Title of  Officer Authorized to Sign Report        correctness of this Report of Condition (including the
                                                               supporting schedules) and declare that it has been
of the named bank do hereby declare that these Reports of      examined by us and to the best of our knowledge and
Condition and Income (including the supporting schedules)      belief has been prepared in conformance with the
have been prepared in conformance with the instructions        instructions issued by the appropriate Federal regulatory
issued by the appropriate Federal regulatory authority and     authority and is true and correct.
are true to the best of my knowledge and belief.
                                                               /s/     Stuart  M. Pearman
                                                               --------------------------
/s/         Alfred B. Childs                                    Director (Trustee)
----------------------------
  Signature of Officer Authorized to Sign Report
                                                               /s/      Arthur White
                                                               ---------------------
1/21/98                                                         Director (Trustee)
---------------------
 Date of Signature
                                                               /s/.    J. T. Moore Jr.
                                                               -----------------------
                                                                Director (Trustee)

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FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS:  Return the original and one copy to      NATIONAL BANKS:  Return the original only in the special
the appropriate Federal Reserve District Bank.                return address envelope provided.  If express mail is used in lieu of the special return address envelope, return the
STATE NONMEMBER BANKS:  Return the original only in the       original only to the FDIC, c/o Quality Data Systems, 2127
special return address envelope provided.  If express mail    Espey Court, Suite 204, Crofton, MD  21114.
is used in lieu of the special return address envelope,
return the original only to the FDIC, c/o Quality Data
Systems, 2127 Espey Court, Suite 204, Crofton, MD  21114.

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FDIC Certificate Number ____________                                                                             12/31/97
                                             (RCRI 9050)      Banks should affix the address label in this space.

                                                              U. S. Trust Company of Texas, National Association
                                                              --------------------------------------------------
                                                              Legal Title of Bank (TEXT 9010)

                                                              2001 Ross Avenue, Suite 2700
                                                              ----------------------------
                                                              City (TEXT 9130)

                                                              Dallas, TX                                   75201
                                                              --------------------------------------------------
                                                              State Abbrev. (TEXT 9200)     ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                Call Date:     09/30/97            State #:    6797       FFIEC  034
U.S. TRUST COMPANY OF TEXAS, N.A.               Vendor ID:     D                    Cert #:    33217      Page RC-2
2100 ROSS AVENUE, SUITE 2700                    Transit #:     11101765
DALLAS, TX  75201                                                                                   -----------
                                                                                                         9
                                                                                                    -----------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30,1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                                       C100
                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
ASSETS
 1.   Cash and balances due from depository institutions:                                                   RCON
                                                                                                            ----
      a.  Noninterest-bearing balances and currency and coin (1,2)                                          0081        886   1.a
                                                                  ------------------    ------   -------
      b.  Interest bearing balances (3)                                                                     0071       2061   1.b
                                       ---------------------------------------------    ------   -------
 2.   Securities:
      a.  Held-to-maturity securities (from Schedule RC-B, column A)                                        1754          0   2.a
                                                                    ----------------    ------   -------
      b.  Available-for-sale securities (from Schedule RC-B, column D)                                      1773    130,637   2.b
                                                                      --------------    ------   -------
 3.   Federal funds sold (4) and securities purchased under agreements to resell:                           1350      9,000   3

 4.   Loans and lease financing receivables:                                            RCON
                                                                                        ----
      a.  Loans and leases, net of unearned income (from Schedule RC-C)                  2122      15,528                     4.a
                                                                       -------------
      b.  LESS:  Allowance for loan and lease losses                                     3123         200                     4.b
                                                    --------------------------------
      c.  LESS:  Allocated transfer risk reserve                                         3128           0                     4.c
                                                ------------------------------------
      d.  Loans and leases, net of unearned income, allowance, and reserve                                  RCON
                                                                                                            ----
           (item 4.a minus 4.b and 4.c)                                                                     2125     15,328   4.d
                                       ---------------------------------------------    ------   -------
 5.   Trading assets                                                                                        3545          0   5.
                    ----------------------------------------------------------------    ------   -------
 6.   Premises and fixed assets (including capitalized leases)                                              2145        780   6.
                                                              ----------------------    ------   -------
 7.   Other real estate owned (from Schedule RC-M)                                                          2150          0   7.
                                                  ----------------------------------    ------   -------
 8.   Investments in unconsolidated subsidiaries and associated companies
      (from Schedule RC-M)                                                                                  2130          0   8.
                          ----------------------------------------------------------    ------   -------
 9.   Customers' liability to this bank on acceptances outstanding                                          2155          0   9.
                                                                  ------------------    ------   -------
10.   Intangible assets (from Schedule RC-M)                                                                2143          0   10.
                                            ----------------------------------------    ------   -------
11.   Other assets (from Schedule RC-F)                                                                     2160      1,962   11.
                                       ---------------------------------------------    ------   -------
12.   a.  Total assets (sum of items 1 through 11)                                                          2170    160,654   12.a
                                                  ---------------------------------     ------   -------
      b.  Losses deferred pursuant to U.S.C. 1823(j)                                                        0306          0   12.b
                                                    --------------------------------    ------   -------
      c.  Total assets and losses deferred pursuant to 12 U.S.C. 1823(j)
            (sum of items 12.a and 12.b)                                                                    0307    160,654   12.c
                                        -------------------------------------------     ------   -------

(1)  Includes cash items in process of collection and unposted debits.
(2) The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, items 3.a and 3.b.
(3)  Includes time certificates of deposit not held for trading.
(4) Report 'term federal funds sold' in Schedule RC, item 4.a, 'Loans and leases, net of unearned income,' and in Schedule RC-C, part 1.
(5) Report securities purchased under agreements to resell that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 3.a, 'Federal funds sold.'

                                                Call Date:     12/31/97            State #:    6797       FFIEC  034
U.S. TRUST COMPANY OF TEXAS, N.A.               Vendor ID:     D                    Cert #:    33217      Page RC-2
2100 ROSS AVENUE, SUITE 2700                    Transit #:     11101765
DALLAS, TX  75201                                                                                   -----------
                                                                                                        10
                                                                                                    -----------

SCHEDULE RC - CONTINUED
                                                                                     Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:                                                                                                RCON
    a.  In domestic offices (sum of totals of                                                                ----
         columns A and C from Schedule RC-E)                                           RCON                  2200    132,784  13.a
                                            ---------------------------------------    ----
         (1)  Noninterest-bearing (1)                                                  6631       24,929                      13.a.1
                                     ----------------------------------------------
         (2)  Interest-bearing                                                         6636      107,855
                               ----------------------------------------------------
    b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs

          (1)  Noninterest-bearing
                                  -------------------------------------------------
          (2)  Interest-bearing
                               ----------------------------------------------------
14. Federal funds purchased(2)  and securities sold under agreements to repurchase:                          RCON          0  14
                                                                                                             ----
                                                                                                             2800
15. a.  Demand notes issued to the U.S. Treasury                                                             2840          0  15.a
                                                 ----------------------------------   ------   ------
    b.  Trading liabilities                                                                                  3548          0  15.b
                           --------------------------------------------------------   ------   ------
16. Other borrowed money:
    A.  WITH A REMAINING MATURITY OF ONE YEAR OR LESS                                                        2332      1,000  16.a
                                                     ------------------------------   ------   ------
    B. WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE YEARS                                   A547      2,000  16.b
                                                                          ---------   ------   ------
    C. WITH A REMAINING MATURITY OF MORE THAN THREE YEARS                                                    A548      2,000  16.c
                                                         --------------------------   ------   ------
17. Not applicable

18. Bank's liability on acceptances executed and outstanding                                                 2920          0  18.
                                                            ----------------------    ------   ------
19. Subordinated notes and debentures                                                                        3200          0  19.
                                     ---------------------------------------------    ------   ------
20. Other liabilities (from Schedule RC-G)                                                                   2930      2,323  20.
                                          ----------------------------------------    ------   ------
21. Total liabilities (sum of items 13 through 20)                                                           2948    140,107  21.
                                                  --------------------------------    ------   ------
22. Not applicable
EQUITY CAPITAL
                                                                                                           RCON        7,000  23.
                                                                                                           ----
23. Perpetual preferred stock and related surplus                                                          3838
                                                 ---------------------------------    ------   ------
24. Common stock                                                                                           3230          500  24.
                ------------------------------------------------------------------    ------   ------
25. Surplus (exclude all surplus related to preferred stock)                                               3839        8,384  25.
                                                            ----------------------    ------   ------
26. a.  Undivided profits and capital reserves                                                             3632        4,298  26.a
                                              ------------------------------------    ------   ------
    b.  Net unrealized holding gains (losses) on available-for-sale securities                             8434          365  26.b
                                                                              ----    ------   ------
27. Cumulative foreign currency translation adjustments
                                                       ---------------------------
28. a.  Total equity capital (sum of items 23 through 27)                                                  3210       20,547  28.a
                                                         -------------------------    ------   ------
    b.  Losses deferred pursuant to 12 U.S.C. 1823(j)                                                      0306            0  28.b
                                                     -----------------------------    ------   ------
    c.  Total equity capital and losses deferred pursuant to 12 U.S.C. 1823(j)
          (sum of items 28.a and 28.b)                                                                     3559       20,547  28.c
                                      --------------------------------------------    ------   ------

29. Total liabilities, limited-life preferred stock, equity capital, and
    losses deferred pursuant to 12 U.S.C. 1823(j)                                                          2257      160,654  29.
    (sum of items 21, 22, and 28.c)
                                                        --------------------------    ------   ------

MEMORANDUM
   TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.  Indicate in the box at the right the number of the statement below that best describes the most        RCON
     comprehensive level of auditing work performed for the bank by independent external auditors as       ----
     of any date during 1996                                                                               6724         N/A   M.1
                            ------------------------------------------------------------------------

1 = Independent audit of the bank conducted in accordance              4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by certified                external auditors (may be required by state chartering
    public accounting firm which submits a report on the  bank             authority)
2 = Independent audit of the bank's parent holding company             5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing               auditors
    standards by a certified public accounting firm which              6 = Compilation of the bank's financial statements by
    submits a report on the consolidated holding company (but              external auditors
    not on the bank separately)                                        7 = Other audit procedures (excluding tax preparation
3 = Directors' examination of the bank conducted in accordance             work)
    with generally accepted auditing standards by a certified          8 = No external audit work
    public accounting firm (may be required by state chartering authority)

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report "term federal funds purchased" in Schedule RC, item 16, 'Other borrowed money.'
(3) Report securities sold under agreements to repurchase that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 14.a, 'Federal funds purchased.'